CONFIDENTIAL  TREATMENT REQUESTED FOR PORTIONS  OF THIS DOCUMENT.   PORTIONS FOR
WHICH CONFIDENTIAL  TREATMENT IS  REQUESTED ARE  DENOTED  BY [*]  [**] [***]
[****] OR [*****].   MATERIAL  OMITTED HAS  BEEN FILED  SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.30


                                CARRIER AGREEMENT
                                (800 ORIGINATION)

THIS CARRIER AGREEMENT, (the "Agreement"), is made this October 23, 1997 between Operadora Protel, S.A. de C.V., its affiliates and/or representatives, a Mexican corporation with a business address of Monte Elbruz 132, 4th Floor, Lomas de Chapultpec, Mexico, D.F 11000 (herein named "Carrier") and WorldPort Communications Inc. its affiliates and/or representatives, a United States corporation, with a business address of 9601 Katy Freeway, Suite 200, Houston, Texas 77024 (herein named "Purchaser"). WITNESSETH

WHEREAS, Carrier provides the sale of certain telecommunications services, including international long distance, switched and dedicated El termination services, 800 number origination including prepaid and debit cards (hereinafter referred to as the "Service") and

WHEREAS, Purchaser desires to use the Service supplied and furnished by Carrier upon the terms, provisions and conditions of this Agreement and the Agreement's Service Schedule(s) for termination of Mexico 800 number originated call traffic into the United States of America and/or all other international destinations defined in the Service Schedule.

NOW, THEREFORE, for and in consideration of the recitals, promises and covenants contained herein and for other good and valuable consideration, the parties hereto mutually agree as follows:

Effective Date - Minimum Service Terms

     A. Effective Date - This Agreement shall be effective between the parties as of the date first written above.

     B. Start of Service - Carrier's obligation to provide and Purchaser's obligation to accept and pay for Service pursuant to this Agreement shall commence upon the execution of a Service Schedule by both parties ("Start of Service"). Start of Service for a particular Service may be further described in the relevant Service Schedule(s) which constitutes an integral part of this agreement.

     C. Minimum Service Term - Except as otherwise provided herein, the Parties' obligations hereunder with respect to Service shall continue from the Start of Service Date and continue over the Minimum Service Term set forth in the relevant Service Schedule (the "Minimum Service Term"). Upon the expiration of the Minimum Service Term, Service shall automatically be extended for terms of [***], unless notice is provided to Carrier by Purchaser ninety (90) days prior to the expiration of the said Minimum Service Term.

     D. Minimum Commitment - During each month during the Minimum Service Term, Purchaser shall obtain and pay for monthly usage of at least the amount set forth in the relevant Service Schedule (the "Minimum Commitment") after the Ramp-up Period as defined in the attached Service Schedule.

2. Service Schedules - Service requested by Purchaser hereunder shall be requested on Carrier Service Schedule forms and signed by authorized representatives of Purchaser and Carrier. Any Service Schedule executed by the parties hereto shall reference this Agreement and shall become a part of this Agreement to the extent that it describes the Service, Requested Service Date, Service Connection, Charges, Specific Service Terms and other information necessary for Carrier to provide Service to Purchaser.

3.   Service Connections; Taxes; Service Billings

     A. Technical Requirements - In order to utilize certain Services, a designated connection between Purchaser's Location ("Purchaser's Location") and the Carrier's Network at the Carrier Point-of-Presence facilities (POP) must be established (herein "Service Connection"). Unless otherwise indicated in the Service Schedule, Purchaser shall be responsible for establishing each Service Connection from its facilities subject to Carrier approval. Service Connection shall only be comprised of DS-l or DS-3 facilities unless otherwise agreed to by the Parties hereto.

     B. Connection - Commencing with the ramp-up schedule defined in Service Schedule A of the Agreement, Purchaser must provide an average loading on each E-1 comprising the Service Connection of not less than the number of minutes of usage per E-1 per calendar month of the Minimum Service Term (or any pro-rata portion thereof) set forth in the relevant Service Schedule ("Minimum Monthly Usage"). The loading shall average [**] minutes per El span, but may be loaded as technically possible for the type Service provided. The Parties hereto agree and accept not to exceed standard 4-1 compression technology, however, any other compression technology must be accepted by all parties hereto prior to implementation.

     C. Expedite Charges - Should Purchaser request expeditious Service and/or changes to orders and Carrier agrees to such request, Carrier may charge Purchaser the actual cost plus [*] for supplying the requested Service to Purchaser payable, with the request for expeditious Service.

     D. Fraudulent Calls - Purchaser shall indemnify and hold Carrier harmless from all costs, expense, claims, or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is or had been at the time of the call, Purchaser or an end-user of the Service through Purchaser.

     E. Licenses - The Parties hereto are responsible for obtaining all licenses, approvals from any regulatory authorities for its operation. Each Party shall indemnify and hold harmless the other Party hereto from all costs and damages, including without limitation, reasonable attorney's fees, arising from the other Parties failure to comply with any regulatory or governmental approvals required.

     F. Billing - Per paragraph 5 of the Agreement, Purchaser will cooperate with all Carrier billing practices such that Purchaser shall not act in any manner to circumvent Carrier ability to charge for Carrier Services. Except as otherwise agreed in writing between the Parties, Purchaser is solely responsible for billing and collection of all accounts, customer or end users to whom Purchaser provides services.

4.   Other Obligations

     A.   Carrier Obligations

          1). Carrier shall make its best efforts to ensure service availability. Carrier may amend the rates specified in Exhibit A at any time upon THIRTY (30) DAYS written notice to Purchaser.

          2). Carrier shall make its best efforts to process all requests for Service in a timely and accurate manner.

          3). Carrier shall keep the quality of service within ITU standards and keep the services within standards acceptable to both parties hereto after initial testing and acceptance of Services by Purchaser. Carrier shall assure that a minimum of Ninety Five Percent (95%) of calls placed pursuant to the terms of this Agreement are successfully completed.

          4).  Client list to be provided.

     B.   Other Purchaser Obligations

          1). Purchaser shall not be relieved of any obligation hereunder by virtue of the fact that Service is ultimately not used by Purchaser's End Users (as hereinafter defined).

          2). Purchaser shall be solely responsible for End User solicitation, service, requests, creditworthiness, customer service, billing and collection, and shall indemnify and hold Carrier harmless from all costs (including attorney's fees) arising from its responsibilities hereunder.

          3). Purchaser shall be solely liable for amounts it cannot collect from End Users, and billing adjustments it grants End Users, including adjustments for fraudulent charges, directory assistance or any other form of credit.

          4).  Client list to be provided.

5.   Charges and Payments Terms

     A. Taxes - Purchaser acknowledges and understands that all charges stated in Service Schedules are computed by Carrier exclusive of any applicable use, excise, gross receipt, sales and privileges taxes, duties, fees with the exception of the Value added Tax normally charged for these types of services in Mexico or other taxes or similar governmental changes, customary for this type of service, excluding rate and pricing changes imposed by the regulator which affects the base rates and pricing established by the Service Schedule as controlled and defined in section 5 hereunder.

     B. Billing Disputes - Any billing discrepancies shall be presented to Carrier in reasonable detail, in writing, within ninety (90) days of the date of invoice in question. Purchaser acknowledges that it has the right of set-off or deduction of any Billing discrepancies only with proper documentation and set off will have to be agreed upon the parties hereto.

     C. Charges and Payment Terms - Carrier billing for Service shall be made every month basis following the Start of Service. Service shall be billed at the rates set forth on the Service Schedule(s) attached. Purchaser will pay each Carrier faxed invoice for Service in full by bank wire transfer or to the address set forth on a relevant Service Schedule with no offset or deductions of any kind unless agreed to by both parties, within seven (7) days of the invoice date set forth on each faxed Carrier invoice to Purchaser ("Due Date"). All payments due hereunder shall be made in U.S. dollars and sent to the Carrier designated bank in same day funds. If payment is not received by Carrier on the Due Date, Purchaser shall also pay a late fee in the amount of one and one-half percent (1 1/2%) of the unpaid balance of the Service charges per month or the maximum lawful rate under applicable law. The Purchaser agrees that as the monthly usage increases Purchaser will furnish Carrier with additional Security Deposits if requested and required as set forth in the Service Schedule, an integral part of this contract.

     D. Suspension of Services - In the event payment is not received from Purchaser by the Due Date, Carrier shall provide Purchaser with a 5 day written termination notice, said notice commencing one day after the Due Date. If payment is not received in full within the 5 days of such notice, Carrier has the right to suspend the effective portion of the Service, and exercise all its rights over any and all Security Deposits or other financial instruments established for its protection against failure of Purchaser to pay an invoice. Following such payment, Carrier shall reinstate Service to Purchaser, provided Purchaser provides to Carrier satisfactory assurance of Purchaser ability to pay for Service and reestablishes any Security Deposit deficiency and/or additional Security Deposit required by Carrier.

6. Warranty - CARRIER MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDED BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OTHER THAN THOSE WARRANTIES HEREIN.

7.   Default; Continued Relationship; Termination

     A. In the event of Default, as defined below, this Agreement and relationship of the parties may be terminated by the non-defaulting Party in accordance with applicable provisions hereof and/or the occurrence of any of the following events (collectively, a "Default").

     B. Carrier may terminate this Agreement upon Purchaser's failure to cure any of the following within 30 days following written notice thereof:
          (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution; or (ii) institution of bankruptcy proceedings; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Section 16 hereof; (c) change in control of Purchaser without Carrier's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a Service or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in this Section 7.

     C. Carrier may terminate this agreement in the event Purchaser fails to make any payment when due or fails to furnish security as may be required pursuant to Section 5(E) hereof, and fails to cure default within five (5) days after receipt of notice of such default.

     D. Purchaser may terminate this Agreement on thirty (30) days prior notice to Carrier for any breach of this Agreement. Additionally, Purchaser may terminate this Agreement on THIRTY (30) DAYS prior notice if (1) Carrier fails to meet its obligations regarding quality of the network as such quality may be defined by the International Standards (ITU) and fails to cure such failure within the said notice period, (2) Carrier fails to meet its obligations to terminate traffic or (3) any branch, office or decree of the Mexican Government and/or its administration and/or regulatory bodies, and/or extensions thereof (including state and local governments), attempts, or succeeds, or has succeeded in, levying or imposing any order, surcharge, tax or fee which serve to increase, either directly or indirectly, the cost of the service to Purchaser beyond those rates set forth in Exhibit A of this Agreement., or (4) any branch, office or decree of the United States Government and/or its administration and/or regulatory bodies, and/or extensions thereof (including state and local governments), attempts, or succeeds, or has succeeded in, levying or imposing any order, surcharge, tax or fee which serves to increase, either directly or indirectly, the cost of the service to increase,

8.   Liability:  General Indemnity

     A. Limited Liability - In no event shall either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement and the performance or non-performance of obligations hereunder. Unless Purchaser agrees otherwise, if Carrier delays for more than thirty (30) days the provisioning of any order for circuit(s), then Purchaser shall be relieved of any commitment herein for the purchase of any additional minutes from Carrier as to that order and Purchaser may withdraw the order(s) so delayed and the Securities provided by Purchaser related to those order(s) so delayed.

     B. General Indemnity - In the event parties other than Purchaser shall have use of the Service through Purchaser, Purchaser agrees to forever indemnify and hold Carrier, its affiliated companies and any third party provider or operator of facilities employed in provision of the Service harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments (including without limitation, attorney's fees) or payments which may be asserted by said parties arising out of or relating to any defect in the Service, unless such defect is caused by Carrier, its affiliated companies and any third party provider or operator of facilities employed in provision of the Service.

     C. In the event that Carrier is required by any Mexican regulatory agency, including but not limited to the Secretaria de Comunicaciones y Transportes and the Comision Federal de Telecomunicaciones, to alter the "transport and termination" of services provided by this contract, require the revocation, cancellation or termination of Carrier's concession, Purchaser, agrees to hold Carrier harmless in any and all jurisdictions, and not liable for any loss, monetary or otherwise, as a result of any of the above circumstances.

9. Force Majeure - If either Parties performance of this Agreement or any of its obligations hereunder are prevented, restricted or interfered with by cause beyond its control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States or Mexico government or state or local governments or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, supplier failure, shortage, breach or delay, then the party affected herein shall be excused from such performance on a day-to-day basis to the extent of such restriction, change or interference.

10. Notices - Any notices to be given hereunder by either party to the other may be effected by either personal delivery in writing or by mail, registered or certified, postage prepaid, with returned receipt requested or overnight delivery. Mailed notices shall be addressed to the respective addresses shown below. Either party may change its address for notice by giving written notice in accordance with terms of this Agreement.

     If to Carrier:                If to Purchaser:

     Operadora Protel S.A. de C.V. WorldPort Communications Inc.
     Monte Elbruz 132              9601 Katy Freeway, Suite 200
     4th Floor                     Houston Texas, 77024
     Lomas de Chapultepec
     Mexico D.F. 11000

     Att:  Ana Ma Dominguez        Att:  John Dalton

11. No Waiver - No term or provision of this agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No Consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

12. Headings -The headings of the Sections of this Agreement are inserted solely for convenience and do not form a part of or affect the meaning hereof.

13.  Confidentiality

     A. Confidential Information - A party ("the disclosing party") may, either orally, in written form, or otherwise, disclose to the other party ("the receiving party"), or the receiving party may otherwise obtain either party's confidential information ("Either Party's Confidential Information") in connection with this Agreement. The terms and conditions of this Agreement are Either Party's Confidential Information". Any information that either party may disclose to the other party or may otherwise obtain in connection with this Agreement regarding any of (I) either party's existing or potential customers;
          (II) either party's rates and changes; or (III) either party's network, platform, software shall be either party's Confidential Information, regardless of whether it is indicated as such at the time of disclosure. If any of the following apply to any information, such information shall not be considered as either part's Confidential Information.(I) it is or becomes available to the public through no wrongful act of either party; (ii) it is already in the possession of either party and not subject to any agreement of confidence between the parties; (iii) it is received from a third party without restriction for the benefit of either party and without breach of this Agreement; or (iv) it is independently developed by either party. Either party may disclose either party's Confidential Information pursuant to a requirement of a duly empowered government agency or a court of a competent jurisdiction after due notice and an adequate opportunity to intervene is given to the other party, unless such notice is prohibited. Except as provided herein, either party shall not use or disclose either party's Confidential Information. Upon termination or expiration of this Agreement, each shall, at the other party's direction, either return to the other party or destroy all Either Party's Confidential Information and so certify it in writing. The obligations of this provision will survive for two (2) years after any termination or expiration of this Agreement.

     B. Limited Disclosure - A party shall not disclose Confidential Information unless subject to discovery or disclose pursuant to legal process as provided below, or to any other party other than the directors officers and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms, and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. It is acknowledged by the parties hereto that violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party at its option to obtain injunctive relief without a showing of irreparable harm or injury and without bond. Carrier agrees not to circumvent Purchaser sources or Purchaser's existing customers and potential customers to offer services for termination into Mexico during the period of this agreement. Purchaser will not circumvent Carrier Sources to obtain termination services.

14. Regulations - This Agreement is made expressly subject to all present and future valid orders and regulations of any regulatory body having jurisdiction of the subject matter hereof and to the laws of the United States of America, any of its states, or any Mexican governmental agency including but not limited to the Secretaria de Comunicaciones y Transportes, Comision Federal de Telecomunicaciones having jurisdiction.
     In the event this Agreement, or any of its provisions, shall be found contrary to or in conflict with any such order, rule, regulations or laws, this Agreement shall be deemed modified to the extent necessary to comply with any such order, rule, regulation or law and shall be modified in such a way as is consistent with the form, intent and purpose of this Agreement. In the event this Agreement, or any of its provisions, shall be found contrary to or in conflict with any tariff of any government, the party affected shall have the opportunity to amend tariff to conform under the services of this Agreement contemplated for the services herein.

15. Service Start Condition - In order for this agreement to take effect, Purchaser acknowledges that Carrier must have their own international gateway, as well as an interconnect agreement with an international carrier and/or lease capacity from another authorized international gateway.

16.  Governing Law

     A. Law - This Agreement shall be construed under the laws of the State of New York.

17. Binding Effect - All terms and conditions hereof shall be binding upon and inure to the benefit of and be enforceable by the heirs, administrators, executors, successors and assigns of the respective parties hereto. This Agreement cannot be assigned by either Party hereto without the written consent of the other Party.

18. Counterparts - This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.



IN WITNESS WHEREOF, the parties hereto have executed this agreement as of date first written above.

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)



                                SERVICE SCHEDULE
                                 800 ORIGINATION
                                   IN COUNTRY

Operadora Protel S.A. de C.V (Carrier) agrees to provide and Global (Purchaser) agrees to accept the Services described below subject to the terms and conditions set forth herein and contained in the Agreement among Purchaser and Carrier, dated October 23, 1997. Capitalized terms herein shall have the definitions ascribed to them herein, or if not defined, the definition provided in the Agreement shall apply.

1. Carrier agrees to provide the Service described in Exhibit A and all other Exhibits defined hereto to the Specified Termination locations if any, described in Exhibit A for the charges set forth in Exhibit A for a Minimum Service Term of [***] beginning after the Ramp-Up Period agreed to in Exhibit A, and shall continue automatically for [***] periods thereafter, unless one of the parties provides written notice to the other party ninety
     (90) days prior to the expiration of the Service Term, that the Service Term will not be continued.

2. Start of Service will occur concurrently, regardless of Start Date, with the activation of each Service Connection relevant to the Service in question. The Minimum Commitment calculation for Service will commence and apply as defined by the Ramp-up Period in Exhibit A herein a part of this Agreement and the minimum monthly usage calculation for Service will commence as of thirty (30) calendar days following Start of service.

3. As of the Requested Service Date, Circuits comprising Service Connections will be provided between the Carrier POP's and Purchaser Originating Locations (international 800 number originated calls using in-country 800 numbers with delivery to Carrier's USA defined POP), or as otherwise defined for the Service in Exhibit A herein.

          Requested Service Date:

4. Purchaser shall provide Carrier with the regular quarterly forecasts regarding the number of minutes expected to be originated, so as to enable Carrier to configure optimum network arrangements.

5. Carrier reserves the right to modify charges for and/or terminate the Service offerings to specific locations and modify Service Connection charges (not to exceed the then-current generally available Carrier charges, if Carrier receives price changes from their underlying sources, if any, upon not less than FORTY-FIVE (45) DAYS prior written notice to Purchaser. If Charges are unacceptable, Purchaser may cancel that portion of the Service and related Minimum Commitment affected by the modified charges upon thirty (30) days written notice to Carrier. The Parties hereto will mutually determine to best way to go forward based on the changes proposed.

6. Banking Relationship of the Parties - All payments to Carrier for Services shall be made to the bank wire transfer Account as defined by Carrier and can be changed by Carrier from time to time with thirty (30) days written noticed.

7. Purchaser will make applicable payments for the defined Service into an "Carrier Payment Account", the amount of which will be determined by the bi-weekly invoices to Purchaser. Every month Purchaser will receive an invoice from Carrier and for which payment is due from Purchaser seven (7) days from the time the invoice is received by Purchaser as defined in the Agreement.

8. This Schedule may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

IN WITNESS WHEREOF, the parties have executed this Service Schedule on November 11, 1997.

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)


                                SERVICE SCHEDULE
                                 800 ORIGINATION
                               (VOLUME COMMITMENT)

Carrier agrees to provide and Purchaser agrees to accept the Service described below subject to the terms and conditions set forth herein and contained in that certain Agreement between Purchaser and Carrier, dated October 23, 1997. In addition to all other obligations pursuant to the Agreement, it is farther agreed that the following conditions shall apply:

1. Purchaser's Minimum Commitment - Commencing with the Start Date set forth in Exhibit A hereto, and after the ramp-up period defined in Exhibit A and continuing through the End Date set forth on Exhibit A attached hereto ("Commitment Period"), Purchaser shall obtain and pay for Monthly Usage, as defined below, of at least the amount set forth in Exhibit A hereto ("Minimum Commitment"). For purposes of this Schedule, "Monthly Usage" shall be defined solely as the minute usage for Mexico 800 number originated international call minutes.

2. Deficiency Charge - In the event Purchaser does not maintain the designated Minimum Commitment for the months indicated and after the ramp-up period for those month(s) only, Purchaser will pay Carrier [***] percent of the difference between the Minimum Commitment and the actual Monthly Usage (as defined above) generated (the "Deficiency Charge") by Purchaser. The Deficiency Charge will be due at the same time payment is due for Service provided to Purchaser.

3. Cancellation Charge - At any time during the Commitment Period, Purchaser may cancel this Service Schedule if Purchaser provides written notification thereof to Carrier, not less than ninety (90) days prior to the effective date of such intent of cancellation. In such case or in the event Purchaser terminates this portion of the Agreement, Purchaser shall immediately pay to Carrier all charges for Service provided through the effective date of such cancellation plus an Cancellation Charge (the "Cancellation Charge") equal to [***] of the Minimum Commitment that should have become due for the non-expired portion of the Commitment Period.

4. Liquidated Damages - It is agreed that Carrier damages in the event Purchaser cancels Service or fails to meet the Minimum Commitment shall be difficult or impossible to ascertain. The provision for a Deficiency Charge is intended, therefore, to establish liquidated damages in the event of a cancellation or failure by Purchaser to meet the Minimum Commitment.

5. Breach and Commitment Waiver - Notwithstanding anything to the contrary contained in Section 2 above, Purchaser's Minimum Commitment on Exhibit A will be waived if Carrier materially breaches this Agreement; provided however, Purchaser must give Carrier written notice of any such default and an opportunity to cure such default within FORTY-FIVE (45) DAYS of the notice before the Commitment is waived. The parties will then mutually agree on how best to move forward. Additionally, if Carrier is not able to provide necessary capacity for Purchaser to meet it's commitment, the Minimum Commitment will be waived by Carrier.

6. Other Charges - Any Deficiency Charge or Cancellation Charge payable pursuant to this Service Schedule shall be in addition to all other charges payable by Purchaser pursuant to the Agreement.

7. Counterparts - This Schedule may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

IN WITNESS WHEREOF, the parties have executed this Service Schedule on October 23, 1997.

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)



                                    EXHIBIT A
                                 800 ORIGINATION
                                SELECTED SERVICES
                INTERNATIONAL 800/PREPAID/DEBIT CALL ORIGINATION

The below defined Exhibit of Selected Services defines the Minimum Commitment made by Purchaser for the use of Service from Carrier. This Exhibit may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

1.   Start and Termination of Initial Period

     A.   Start Date of Commitment Period October 23, 1997 (the Start Date)

     B.   End Date of Commitment Period [***] (the End Date)

2. Service Definition - The Service to be provided by Carrier and to be purchased by Purchaser related to these Selected Services Exhibit are 800 number origination for use as Prepaid or Debit Card minutes in the country of Mexico to be delivered by Carrier to an agreed to Point on Presence
     (POP) selected by Carrier in the United States of America at which POP Purchaser will bring its connecting facilities. From this POP defined by Carrier it will be Purchaser's obligation to complete the final delivery to the terminating location as they deem necessary and at Purchaser's cost. For the purpose of this Agreement the Carrier's POP is defined as the TecNet POP in the city of Dallas, Texas, United States of America.

3. Minimum Commitment - Purchaser Minimum Commitment during the initial period of service shall be defined as the Mexico 800 number originated call volume in minutes from Purchaser defined properties to be terminated in the country of United States of America by Purchaser's network, whether owned, leased or otherwise acquired and operated for the purpose of call transport and termination.

     A. Minimum Commitment - Purchaser commits to originate in Mexico via 800 numbers belonging to Carrier and assigned for the purpose of call origination, which Carrier will transport to an agreed to POP in the United States, and which Purchaser will accept at the defined POP and terminate in said country at least [**] minutes per month according to an agreed to rampup schedule which allow both Carrier and Purchaser to develop their respective markets and infrastructure. The Start Date will be the date Carrier turns up the 800 numbers for Service.

     B. Ramp-Up Period - The Ramp-Up Period is defined as the mutually agreed period in months for Purchaser to meet its Minimum Commitment and said Minimum Commitment will commence as defined in this Exhibit as 3.A. The target dates for ram-up are:

                           Estimated Ramp-up Schedule

                               In of Minutes/Month

                    Month            Terminating Call Minutes

                   First                         [**]
                   Second                        [**]
                   Third                         [**]
                   Four                          [**]
                   Five                          [**]
                   Six                           [**]

     C.   Country of Origination - MEXICO

     D.   Point of Presence - [****] (CFA to be provided).

     E. Purchaser understands and accepts the circumstances that Carrier is developing its infrastructure and may be limited in providing necessary capacity in order for Purchaser to ramp up to commitment levels and beyond. Purchaser agrees and will not oversell traffic to its customers resulting in not been able to provide capacity to it's customers via Carrier's network in order not to tarnish the goodwill of both parties.

4. Transport Charges - Price per minute of for 800 number call origination is set by Carrier for the Initial Period and can be changed by Carrier from time to time until the termination of the agreement, with thirty (30) day written notice to Purchaser of said change. The following schedule sets forth the Initial Agreement Period pricing for the Selected Services

     A. The charges defined below for 800 number origination include the cost of the 800 number, the in-country transport of the 800 number call and the delivery to the Carrier's USA POP. All other cost related to Purchaser ability to accept, transport and deliver the call to the end-user are obligation of Purchaser.

                   TRANSPORT AND TERMINATION PRICING SCHEDULE

          800 number origination minutes per month:

                   [**]                      [*]
                   [**]                      [*]
                   [**]                      [*]
                   [**]                      [*]

          The maximum price to end-user is [*] USD.

5.   Additional Terms and Conditions

     A. The parties will establish the banking and deposits accounts within ten (10) working days after execution of this Agreement or as mutually agreed to by the parties hereto.

     B. Purchaser will have a ramp-up period as defined by section 3(B) above to achieve the Minimum Commitment. Should Purchaser not meet the Minimum Commitment within the above defined Ramp-Up Period, Purchaser agrees that the terms and conditions defined in Service Schedule section 5 (800 Number Origination-In Country), and Service Schedule (Volume Commitment) Section 2 and 3 Deficiency Charges and Cancellation Charges will be in force and apply as defined.

     C. Purchaser will make a security deposit as defined by Carrier in the form of a financial instrument defined by Carrier, unless mutually agreed to in writing by the Parties (Security Deposit). The amount of Security Deposit will be defined at time when this Agreement is effective and will be included in this Document. The amount of Security Deposit will be US$[*] which will be placed in the "Escrow Deposit Account". The Security Deposit on hand in the Escrow Deposit Account will be increased as the Service Monthly Usage increases through the ramp-up period and thereafter, as required by Carrier.

     D. Purchaser has the right to approve the quality, call connect timing, db loss, post dial delay and the overall circuit quality before the Start Service Date is effective and the services accepted per this Agreement. However, unless the Purchaser does not approve, in writing, the quality, call connect timing, db loss, post dial delay and the overall quality; all terms and conditions are accepted and applicable for said Services and the entire Agreement is in full force.

     E. The Mexico Billing increments are [**] MTR and [**] increments thereafter.

IN WITNESS WHEREOF, the parties have executed this Service Schedule on the 23rd day of October, 1997.

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)


                                    EXHIBIT B
                                 800 ORIGINATION
                                SELECTED SERVICES
                   NATIONAL 800/PREPAID/DEBIT CALL ORIGINATION

The below defined Exhibit of Selected Services defines the Minimum Commitment made by Purchaser for the use of Service from Carrier. This Exhibit may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

1.   Start and Termination of Initial Period

     A.   Start Date of Commitment Period October 23, 1997 (the Start Date)

     B.   End Date of Commitment Period [***] (the End Date)

2. Service Definition - The Service to be provided by Carrier and to be purchased by Purchaser related to these Selected Services Exhibit are 800 number originated call minutes in the country of Mexico to be delivered by Carrier to Purchaser's customers selected terminating points within Mexico. Carrier will complete the final delivery to the terminating location as they deem necessary and at agreed Purchaser's cost.

3. Minimum Commitment - Purchaser Minimum Commitment during the initial period of service shall be defined as the Mexico 800 number originated call volume in minutes from Purchaser defined properties to be terminated in the country of Mexico by Purchaser's network, whether owned, leased or otherwise acquired and operated for the purpose of call transport and termination.

     A. Minimum Commitment - Purchaser commits to originate in Mexico via 800 numbers belonging to Carrier and assigned for the purpose of call origination, which Carrier will transport to an agreed terminating location in the country of Mexico, at least [**] per month according to an agreed to ramp-up schedule which allow both Carrier and Purchaser to develop their respective markets and infrastructure. The Start Date will be the date Carrier turns up the 800 numbers for Service.

     B. Ramp-Up Period - The Ramp-Up Period is defined as the mutually agreed period in months for Purchaser to meet its Minimum Commitment and said Minimum Commitment will commence as defined in this Exhibit as 2.A. The target dates for ramp-up are

                           Estimated Ramp-up Schedule
                                In Minutes/Month

                    Month            Terminating Call Minutes

                   First                        [**]
                   Second                       [**]
                   Third                        [**]
                   Four                         [**]
                   Five                         [**]
                   Six                          [**]

     C.   Country of Origination - MEXICO

     D.   Point of Presence - [****] (CFA to be provided)

     E. Purchaser understands and accepts the circumstances that Carrier is developing its infrastructure and may be limited in providing necessary capacity in order for Purchaser to ramp up to commitment levels and beyond. Purchaser agrees and will not oversell traffic to its customers resulting in not been able to provide capacity to it's customers via Carrier's network in order not to tarnish the goodwill of both parties.

4. Transport Charges - Price per minute of for 800 number call origination is set by Carrier for the Initial Period and can be changed by Carrier from time to time until the termination of the agreement, with thirty (30) day written notice to Purchaser of said change. Purchaser will act a an authorize seller of services for Carrier, and as such agrees that Carrier will set the per minute price to be used as the selling price per minute of prepaid and debit service, and will receive a commission based on the terms defined in the Agency Agreement as defined in this Exhibit B of Selected Services paragraph 5.F. The following schedule sets forth the Initial Agreement Period pricing for the Selected Services

                        Transport and Termination Pricing

800 number origination including            $[*] USD/minute Minimum Price
call termination in the Country of
Mexico.  Price to Purchaser.

800 number origination including            $[*] USD/minute Maximum Price
call termination in the Country of
Mexico.  Price to End User.

PRICES INCLUDE THE MEXICAN VALUE ADDED TAX OF 15%-IVA

A. The charges defined above for 800 number origination include the cost of the 800 number, the in-country transport of the 800 number call and the delivery of the call to the end-user customer. All other cost related to Purchaser ability to accept, transport and deliver the call to the end-user are obligation of Purchaser.

5.   Additional Terms and Conditions

     A. The parties will establish the banking and deposits accounts within ten (10) working days after execution of this Agreement or as mutually agreed to by the parties hereto.

     B. Purchaser will have a ramp-up period as defined by section 3(B) above to achieve the Minimum Commitment. Should Purchaser not meet the Minimum Commitment within the above defined Ramp-Up Period, Purchaser agrees that the terms and conditions defined in Service Schedule section 5 (800 Origination-In Country), and Service Schedule (Volume Commitment) Section 2 and 3 Deficiency Charges and Cancellation Charges will be in force and apply as defined.

     C. Purchaser will make a security deposit as defined by Carrier in the form and financial instrument defined by Carrier, unless mutually agreed to in writing by the Parties (Security Deposit). The amount of Security Deposit will be defined at time when this Agreement is effective and will be included in this Document. The amount of Security Deposit will be $[*] which will be placed in the "Escrow Deposit Account". The Security Deposit on hand in the Escrow Deposit Account will be increased as the Service Monthly Usage increases through the ramp-up period and thereafter, as required by Carrier.

     D. Purchaser has the right to approve the quality, call connect timing, db loss, post dial delay and the overall circuit quality before the Start Service Date is effective and the services accepted per this Agreement. However, unless the Purchaser does not approve, in writing, the quality, call connect timing, db loss, post dial delay and the overall quality; all terms and conditions are accepted and applicable for said Services and the entire Agreement is in full force.

     E. The Mexico Billing increments are [**] MTR and [**] increments thereafter.

     F. For the purpose of this Service Exhibit B and its execution, Purchaser agrees that it will enter into an Agent Agreement for the purpose of marketing the services in the country of Mexico. This is a regulatory requirement that must be met by Carrier. This above mentioned Agent Agreement is considered a condition requirement for Carrier' performance on the Services requested.

     G.   Carrier will provide to Purchaser 01-800 numbers (Mexico)

     H. Carrier will provide the Service 24 hours a day, 7 days a week, 365 days a year.

     I. Carrier will provide voice recognition in the debit card platform or other services until the voice recognition is installed, in order to reduce non-completes.

     J. Purchaser shall pay the costs for non-completes exceeding [*] of such calls

     K. Carrier will provide Purchaser a list of all charges in connection with the Service of prepaid debit cards.

     L. Purchaser will provide customer service or Carrier will provide customer service at an agreed price with Purchaser



WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)


                                    EXHIBIT C
                                 800 0RIGINATION
                                SELECTED SERVICES
                           SERVICE CONNECTION DIAGRAMS

The below defined Exhibit of Selected Services defines and represents the Service Connection to be used Purchaser for the use of Service from Carrier. This Exhibit may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

1.   Process and Service Connection Diagrams (to be defined).

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)


                                    EXHIBIT D
                                 800 ORIGINATION
                                SELECTED SERVICES
                INTERNATIONAL 800/PREPAID/DEBIT CALL ORIGINATION
                                ANCILLARY CHARGES

The below defined Exhibit of Selected Services defines the Ancillary Charges for the use related services made by Purchaser for the use of Service from Carrier. This Exhibit may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which together shall constitute a single Agreement.

                          SCHEDULE OF ANCILLARY CHARGES

 Service Description                         Price For Service

 Voice Recognition                           $[*]  per call
 Operator Services                           $[*] per call
 Excess Incomplete Call Attempts (over [*]   $[*] per minute
 of all attempts)
 Customer Service

THIS EXHIBIT MAY BE MODIFIED BY PROTEL.

IN WITNESS WHEREOF, the parties have executed this Service Schedule on the 23d day of October, 1997.

WORLDPORT COMMUNICATIONS INC.      OPERADORA PROTEL S.A. DE C.V.


By:  /s/ John W. Dalton            By:  /s/ Ana Ma Dominguez
     (Signature)                        (Signature)

     John W. Dalton                Ana Ma Dominguez
     (Print Name)                       (Print Name)

Its:  President and CEO            Its:  Legal Representative
     (Title)                            (Title)